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                                                                    Exhibit 10.1

                             EQUITY MARKETING, INC.
                             2000 STOCK OPTION PLAN
                 (AMENDED AND RESTATED AS OF FEBRUARY 24, 2003)

         1. PURPOSE. The purpose of the Equity Marketing, Inc. 2000 Stock Option Plan (the "Plan") is to enable Equity Marketing, Inc., a Delaware corporation (the "Company"), and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting under the Plan of (1) options ("Options") to purchase shares of the common stock of the Company, $.001 par value per share (the "Common Stock"), (2) shares of Common Stock issued pursuant to section 9(a) below that are subject to restrictions on ownership ("Restricted Stock"), (3) restricted stock units granted pursuant to section 9(b) below that are subject to restrictions on ownership ("Restricted Stock Units"), or (4) shares of Common Stock issued pursuant to section 10 below as a bonus or in lieu of other obligations of the Company ("Bonus Grants" and collectively with awards of Options, Restricted Stock or Restricted Stock Units, "Awards"), will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

         2. STOCK SUBJECT TO THE PLAN. The Company may issue and sell a total of 1,500,000 shares of its Common Stock pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. In the event that a Participant pays part or all of the exercise price of an Option or the purchase price of Restricted Stock in the form of Common Stock, only the net additional shares issued (i.e., the number of shares issued in excess of the number of shares surrendered) will be taken into account for purposes of the limitation set forth above. Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, the shares of Common Stock remaining unissued under the Option shall again become available for use under the Plan. Upon the forfeiture of shares of Restricted Stock, the forfeited shares of Common Stock shall again become available for use under the Plan. Upon forfeiture of outstanding Restricted Stock Units, the shares of Common Stock remaining unissued under such Restricted Stock Units shall again become available for use under the Plan.

         3. ADMINISTRATION. The Plan will be administered by the Board, or at the discretion of the Board, a committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board. If the Plan is administered by the Board, references in the Plan to the "Committee" shall mean the "Board". Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant Awards under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of agreements regarding Awards made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act (1) by the vote of a majority of its members present in person or by telephone at a meeting at which there is a quorum or (2) by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration,

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will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

         4. ELIGIBILITY. Awards may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to consultants to the Company or a Subsidiary who are not employees. Awards may also be granted to directors of the Company who are not employees of the Company and/or a Subsidiary. Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom Awards will be granted (a "Participant"), and will fix the number of shares covered by each such Award and establish the terms and conditions thereof (including, without limitation, (1) the exercise price of an Option, (2) restrictions on grant, vesting or exercisability of Awards, as well as on the disposition of the shares of Common Stock issued upon exercise or vesting of Awards, and (3) whether or not an Option is to be treated as an incentive stock option within the meaning of Section 422 of the Code (an "Incentive Stock Option")). Incentive Stock Options may only be granted to employees.

         5. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such Option will be subject to the terms and conditions set forth in this section 5 and such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate. No person may receive Options to purchase more than 250,000 shares of Common Stock under the Plan in a single calendar year.

            (A) OPTION EXERCISE PRICE. In the case of an Option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the Option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the Option is granted (110% in the case of an Participant who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, determined using the constructive ownership rules contained in
Section 424(d) of the Code (a "ten percent stockholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee. Except in the case of Substitute Options (as defined in Section 17), the aggregate fair market value (determined as of the date of grant) of the number of shares of Common Stock with respect to which

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Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent that a Participant's Options exceed that limit, they will be treated as not being Incentive Stock Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were granted to the Participant to be treated as Incentive Stock Options.

            (B) OPTION PERIOD. The period during which an Option may be exercised will be fixed by the Committee and will not exceed ten years from the date the Option is granted (five years in the case of an Incentive Stock Option granted to a "ten percent stockholder").

            (C) EXERCISE OF OPTIONS. The Committee will determine, and will set forth in the Option agreement, any vesting or other restrictions on the exercisability of an Option, subject to any earlier termination of the Option required hereunder. Options shall only be exercised for whole number of shares. All or part of the exercisable portion of an Option may be exercised at any time during the Option period. An Option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares of Common Stock to be purchased, and (2) payment of the exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations). To the extent authorized by the Committee, Participants may surrender previously acquired shares of Common Stock or have shares withheld upon the exercise of an Option in satisfaction of the tax withholding obligations. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

            (D) PAYMENT OF EXERCISE PRICE. Options are exercised by payment of the full amount of the purchase price to the Company. The payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable or such other methods of payment as the Committee shall deem acceptable. If the payment is made by means of the surrender of Restricted Stock, a number of shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock surrendered shall be subject to the same restrictions as the Restricted Stock that was surrendered. The Committee may also authorize the exercise of Options by the delivery to the Company or its designated agent of an executed written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay all or a portion of the exercise price of the Option and/or any income tax withholding obligations.

            (E) RIGHTS AS A STOCKHOLDER. No shares of Common Stock will be issued in respect of the exercise of an Option granted under the Plan until full payment therefor has been made. The holder of an Option will have no rights as a stockholder with respect to any shares covered by an Option until the date a stock certificate for such shares is


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issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

            (F) OTHER PROVISIONS. The Committee may impose such other conditions with respect to the exercise of Options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

            (G) PAPERLESS EXERCISE. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by Participants may be permitted through the use of such an automated system.

         6. CAPITAL CHANGES, REORGANIZATION, SALE.

            (A) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a stock split, stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar change affecting Common Stock, the Committee shall authorize such adjustments as it may deem appropriate with respect to the following: (1) the number and/or kind of shares covered by each outstanding Award; (2) the aggregate number and/or kind of shares for which Awards may be granted under this Plan; and (3) the exercise price per share in respect of each outstanding Option. The Committee may also make such adjustments in the event of a spinoff (or other distribution) of Company assets to stockholders, other than normal cash dividends. Except as set forth above in this section 6(a), no issuance by the Company of shares of stock of any class, or securities convertible into, or options or warrants to purchase shares of any class of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Award.

            (B) CASH, STOCK OR OTHER PROPERTY FOR STOCK. In the event of an Exchange Transaction (as defined below), (1) all Participants will be permitted to exercise their outstanding Options in whole or in part (whether or not otherwise exercisable) immediately prior to such Exchange Transaction, and any outstanding Options which are not exercised before the Exchange Transaction will thereupon terminate, and (2) all restrictions and conditions of all Awards of Restricted Stock or Restricted Stock Units then outstanding shall be deemed satisfied immediately prior to such Exchange Transaction.

            (C) DEFINITION OF EXCHANGE TRANSACTION. For purposes hereof, the term "Exchange Transaction" means a sale of substantially all of the assets of the Company, a liquidation or dissolution of the Company, or a merger, consolidation or similar transaction in which the Company is not the Surviving Corporation. The determination as to which party to a merger or consolidation is the "Surviving Corporation" shall be made on the basis of the relative equity interests of the stockholders in the corporation existing after the transaction, as follows: if immediately following any


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merger or consolidation the holders of outstanding voting securities of the
Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Company shall be the Surviving Corporation. In all other cases, the Company shall not be the Surviving Corporation. In making the determination of ownership by the stockholders of a corporation immediately after the merger or consolidation, equity securities which the stockholders owned immediately before the merger or consolidation as stockholders of another party to the transaction shall be disregarded. Further, for purposes of this section 6(c) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

            (D) FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any Option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded, and each such Option will cover only the number of full shares resulting from the adjustment.

         7. CANCELLATION OF GRANTS. Except as otherwise provided in the Award, the Committee may cancel any unexpired, unpaid, or deferred Award at any time if the Participant does not comply with all of the terms of the Award and the following conditions.

            (A) A Participant shall not render services for any organization or engage directly or indirectly in any business that, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the Chief Executive Officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has Retired (as defined below) shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent (5%) equity interest in the organization or business. For purposes hereof, the term "Retired" means a Participant who ceases to be employed by or to perform services for the Company or any Subsidiary for any reason where the Participant had previously attained the age of fifty-five (55) and completed five (5) years of service as determined in accordance with the terms of the Equity Marketing, Inc. 401(k) Plan.

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            (B) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as those terms are used in the Company's Employee Patent and Confidence Agreement, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

            (C) A Participant, pursuant to the Company's Employee Patent and Confidence Agreement, shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research, or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

            (D) Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a), (b) or (c) of this section 7 prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Award may, at the Committee's discretion, cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two (2) years after such exercise, payment or delivery. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to the Company the number of shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery.

         8. AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan. No amendment or termination may affect adversely any outstanding Award without the written consent of the Participant. However, if the amendment affects the class of individuals who are eligible to receive Incentive Stock Options or the maximum number of shares of Common Stock that may be issued under the Plan, then stockholder approval of the amendment must be obtained within twelve months of the date on which the amendment was adopted.

         9. RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

            (a) The Committee may issue Awards of Restricted Stock upon such terms and conditions as it may deem appropriate, which terms need not be identical for all such Awards. Restricted Stock may be sold to Participants, or it may be issued to Participants without the receipt of any consideration. If the Participant is required to give any consideration, the payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant. A Participant shall not have a vested


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right to the Restricted Stock until the satisfaction of the vesting requirements specified in the Award. A Participant may not assign or alienate his or her interest in the shares of Restricted Stock prior to vesting. Otherwise, the Participant shall have all of the rights of a stockholder of the Company with respect to the Restricted Stock, including the right to vote the shares and to receive any dividends. The following rules apply with respect to events that occur prior to the date on which the Participant obtains a vested right to the Restricted Stock: (1) stock dividends issued with respect to the shares covered by an Award of Restricted Stock shall be treated as additional shares received under the Award of Restricted Stock, and (2) cash dividends are taxable compensation to the Participant that is deductible by the Company.

            (b) The Committee may issue Awards of Restricted Stock Units upon such terms and conditions as it may deem appropriate, which terms need not be identical for all such Awards. The Committee will specify continuous service requirements that the Participant must satisfy before the Restricted Stock Units will become wholly or partially vested. No Restricted Stock Unit grant will be effective until the Participant and the Company each execute an agreement setting out the conditions of the grant. Upon satisfying the specified conditions, and any other applicable requirements, the Company will deliver to the Participant the shares of Common Stock covered by the Restricted Stock Units. If the Participant fails to satisfy the specified conditions within the time specified or if the Participant's employment terminates before the Participant has satisfied the conditions, subject to any provision to the contrary in an Award agreement or in an applicable employment agreement between the Participant and the Company or a Subsidiary, the Company will deliver to the Holder the shares of Common Stock covered by the Restricted Stock Units that are vested and the Participant will forfeit the Restricted Stock Units that are not vested.

         10. BONUS GRANTS AND GRANTS IN LIEU OF COMPENSATION. The Committee is authorized to grant shares of Common Stock as a bonus, or to grant shares of Common Stock, Restricted Stock or Options in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements of the Company. Such Bonus Grants shall be upon such terms and conditions as the Committee may deem appropriate.

         11. NONTRANSFERABILITY OF AWARDS. Unless otherwise determined by the Committee, no Option or grant of Restricted Stock shall be assignable or transferable except upon the Participant's death to a beneficiary designated by the Participant in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the Participant, pursuant to the Participant's will or by the laws of descent and distribution. Unless otherwise determined by the Committee, during a Participant's lifetime, Options may be exercised only by the Participant or, in the event of the Participant's disability (as defined in section 12 below), the Participant's guardian or legal representative.

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         12. TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

            (A) OPTIONS. Unless otherwise determined by the Committee, if a Participant ceases to be employed by or to perform services for the Company or any Subsidiary for any reason other than death, Disability (as defined below) or Cause (as defined below), then each outstanding Option granted to him or her under the Plan will terminate six months after the date of such termination of employment or service. Notwithstanding the preceding sentence, an Incentive Stock Option will terminate three months following the termination of the Participant's employment for any reason. For this purpose, a Participant who is on a leave of absence that exceeds ninety days will be considered to have terminated employment on the ninety-first day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract. If a Participant's employment or service is terminated by reason of the Participant's death or Disability (as defined below), then each outstanding Option granted to the Participant under the Plan will terminate on the date one year after the date of such termination of employment or service. For purposes hereof, the term "Disability" means a determination to that effect under the group long-term disability plan of the Company; provided, however, that in no event will a Participant be considered to be disabled for purposes of this Plan if, at the sole discretion of the Committee, the Participant's disability is a result of intentionally self-inflicted injuries (while sane or insane), alcohol or drug abuse, or a criminal act for which the Participant is convicted or to which the Participant pleads guilty or nolo contendere. If a Participant's employment or service is terminated by reason of Cause (as defined below), then each outstanding Option granted to the Participant under the Plan will terminate on the date of such termination of employment or service for Cause. For purposes hereof, the term "Cause" means (1) "Cause" as defined in an individual employment agreement between the Company and the Participant, if any, (2) in the judgement of the Chief Executive Officer of the Company or the Board, the Participant is negligent in the course of providing services to the Company, or commits any act of personal dishonesty, fraud or breach of fiduciary duty or trust, (3) conduct of a criminal nature that has or that may have an adverse effect on the Company's reputation or standing in the community, or on its continuing relationships with customers or those who purchase or use its products or services, (4) any act or acts of personal conduct that, in the judgement of the Chief Executive Officer of the Company or the Board, are in violation of a Company policy or policies as set forth in the Employee Handbook of the Company in effect at the time of the act or acts, (5) any act or acts by the Participant in violation of specific directions of the Participant's supervisor or the Chief Executive Officer of the Company or continued or repeated failure by the Participant to perform duties assigned by such supervisor or the Chief Executive Officer of the Company, or (6) any material misrepresentation or omission regarding employment history, education or experience made by the Participant in connection with their negotiations with the Company to become an employee of the Company.

            (B) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Unless otherwise determined by the Committee, a Participant shall forfeit to the Company all non-vested shares of Restricted Stock and all Restricted Stock Units upon termination of such Participant's employment with the Company for any reason.

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            13. NO RIGHTS CONFERRED. Neither the adoption of this Plan nor the granting of any Award shall affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law or confer upon any Participant the right to continue performing services for the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the services of any Participant at any time, with or without cause.

            14. GOVERNING LAW. The Plan and each Award granted thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law provisions of any state.

            15. DECISIONS AND DETERMINATIONS OF COMMITTEE TO BE FINAL. Except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

            16. TERM OF THE PLAN. The Plan shall be effective as of June 27, 2000, the date on which it was adopted by the Board. The Plan will terminate on June 27, 2010, the date ten years after the date of adoption by the Board, unless sooner terminated by the Board. The rights of Participants under Awards outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the Award (as then in effect or thereafter amended).

            17. SUBSTITUTE OPTIONS. In the event that the Company acquires another entity by merger or otherwise, the Committee may authorize the issuance of Options to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for the acquired entity upon such terms and conditions as the Committee shall determine ("Substitute Options"). The exercise price of such a Substitute Option shall be determined without regard to the rules of section 5(a), but, in the case of a Substitute Option that is intended to be an Incentive Stock Option, all of the terms of the Substitute Option shall be determined in accordance with the rules of Code
Section 424(a).

(As Amended 2/24/03)

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